Exhibit 10.16
Prepared by and return to:
James S. Groh, Esq.
HOLLAND & KNIGHT LLP
50 North Laura Street
Suite 3900
Jacksonville, Florida 32202
SECOND MORTGAGE, ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
     THIS SECOND MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (the “Mortgage”) is executed as of June 13, 2008, by SPECTRUM SCIENCES & SOFTWARE, INC., a Florida corporation, whose address is 2677 Prosperity Avenue, Suite 300, Fairfax, Virginia 22031 (the “Mortgagor”), which term as used herein in every instance shall include the Mortgagor’s successors, legal representatives and assigns, including all subsequent grantees, either voluntary by act of the parties or involuntary by operation of law, to DARRYL K. HORNE, an individual, whose address is 1732 Brookside Lane, Vienna, VA 22182 (the “Mortgagee”), which term as used herein in every instance shall include the Mortgagee’s successors, legal representatives and assigns, including all subsequent assignees, either voluntary by act of the parties or involuntary by operation of law.
WITNESSETH:
     THAT for diverse good and valuable considerations, and also to secure the payment of the aggregate sum of money named in the Note as hereinafter defined, together with interest thereon, and all other sums of money secured hereby as hereinafter provided, the Mortgagor does hereby mortgage, encumber and lien unto the Mortgagee the land of which the Mortgagor is now seized and in actual possession, in the County of Okaloosa County, State of Florida, described in Exhibit A attached hereto and made a part hereof (hereinafter referred to as the “Land”), together with all and singular the improvements, tenements, hereditaments, easements and appurtenances thereunto belonging, or in anyway appertaining, and the rents, issues, and profits thereof, and also all the estate, right, title, interest and all claims and demands whatsoever, as well in law as in equity, of said Mortgagor in and to the same, and every part and parcel thereof, and also specifically but not by way of limitation all gas and electric fixtures, water and drainage pumps, pipes, component parts and materials located upon the Land, and which are now or may hereafter pertain to or be used with, in or on said premises, even though they be detached or detachable, are and shall be deemed to be fixtures and accessories to the freehold and a part of the realty (the Land and all other property described in this paragraph is hereinafter collectively referred to as the “Mortgaged Property”).
     The said Mortgagor hereby covenants with the said Mortgagee that the said Mortgagor is indefeasibly seized with the absolute and fee simple title to the Mortgaged Property, and has full power and lawful authority to mortgage, encumber and lien the same; that the Mortgaged Property is free and discharged from all liens, encumbrances and claims of any kind, including taxes and assessments, except for the senior lien of the First Mortgage, as such term is defined in Section 6 herein; that the Mortgagor will make at Mortgagor’s expense and at no expense to Mortgagee, such other and further assurances to perfect the lien on said Mortgaged Property, fixtures and personal property in the Mortgage as may hereafter be required; and that the Mortgagor hereby fully warrants unto the Mortgagee the title to said Mortgaged Property and will defend the same against the lawful claims and demands of all persons whomsoever.
     NOW, THEREFORE, the conditions of this Mortgage are such that if the Mortgagor shall well and truly pay unto the Mortgagee the indebtedness evidenced by that certain Working Capital Commercial Note (the “Note”) of even date herewith, made by the Mortgagor and payable to the Mortgagee in the principal sum of FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00), the final payment of which is due upon the earlier of (i) June 13, 2009, subject to one (1) six (6) month extension option pursuant to the Note, or (ii) the sale of the Mortgaged Property, together with any note or notes hereafter executed by the Mortgagor herein by and in accordance with Section 14 of this Mortgage as hereinafter set forth and secured by the lien of this Mortgage, together with interest as therein stated, and shall perform, comply with and abide by each and every one of the stipulations, agreements, conditions and covenants contained and set forth in this Mortgage and in the Note secured hereby, then this Mortgage and the estate hereby created shall cease and be null and void.
     AND the Mortgagor does hereby covenant and agree:
     1. To perform, comply with and abide by each and very one of the stipulations, agreements, conditions and covenants contained and set forth in said Note or Notes and this Mortgage.
     2. To pay the indebtedness secured by this Mortgage and according to the true tenor and effect of the Note or of any renewal thereof, promptly on the day or days the same become due.
     3. To pay, before becoming delinquent, all obligations, encumbrances, taxes, assessments, sidewalk paying, sanitary and other assessments, levies or liens, now or hereafter levied or imposed upon or against the Mortgaged Property, and to exhibit to the Mortgagee before such taxes, assessments, liens and encumbrances become delinquent the official receipt for payment thereof, and if the same or any part thereof be not paid before becoming delinquent the Mortgagee may at any time pay the same with accrued interest and charges, if any, without waiving or affecting Mortgagee’s option to foreclosure this Mortgage, or any right hereunder, and every payment so made shall bear interest from the date thereof at the maximum rate permitted by law, and all such payments with interest shall be secured by the lien hereof.
     4. That in the event a suit is instituted to foreclose this Mortgage, the Mortgagee shall be entitled to apply at any time during such foreclosure suit to the court having jurisdiction thereof for the appointment of a receiver of all and singular the Mortgaged Property, and of all rents, income, profits, issues and revenues thereof, from whatsoever source derived; and thereupon it is hereby expressly covenanted and agreed that the court shall forthwith appoint such receiver with the usual powers and duties of receivers in like cases; and said appointment shall be made by the court as a matter of strict right to the Mortgagee, and without reference to the adequacy or inadequacy of the value of the Mortgaged Property, or to the solvency or insolvency of the Mortgagor or any other party defendant to such suit. The Mortgagor hereby specifically waives the right to object to the appointment of a receiver as aforesaid and hereby expressly consents that such appointment shall be made as a admitted equity and as a matter of absolute right to the Mortgagee.
     5. That if any proceedings should be instituted against the Mortgaged Property, upon any other lien or claim whether superior or junior (if permitted) to the lien of this Mortgage, then the Mortgagee may declare the Note and the indebtedness secured hereby due and payable forthwith and may at its option proceed to foreclose this Mortgage.

     6. That this Mortgage is a second mortgage, subject and subordinate to that certain First Mortgage, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, granted by Mortgagor to Susott Family Limited Partnership, a California limited partnership, securing an original principal indebtedness of $1,000,000.00 (the “First Mortgage”). Mortgagor covenants and agrees to timely comply with and abide by all of the terms and conditions of the First Mortgage and the promissory note(s) secured thereby. Mortgagor further agrees that a default under the First Mortgage or the promissory note(s) secured thereby shall constitute a default under this Mortgage, and if Mortgagor shall fail to cure any default under the First Mortgage or the promissory note(s) secured thereby within the time specified therein, such time being of the essence with respect to this Mortgage, the Mortgagee may, at its sole option, declare all sums secured by this Mortgage to be immediately due and payable, without demand or notice. Mortgagor covenants and agrees that Mortgagor will not enter into or accept any modification or extension of, or accept any future or additional advance under, the First Mortgage without the prior written consent of Mortgagee, and any breach of such covenant will constitute a default under this Mortgage, whereupon Mortgagee may, at its sole option, declare all sums secured by this Mortgage to be immediately due and payable, without demand or notice.
     7. To pay all and singular the costs, fees, charges and expenses of every kind found to be convenient or expedient in connection with any suit for the foreclosure of this Mortgage, and also including, whether the Mortgagee is obligated to pay same or not, reasonable attorney’s fees incurred or expended at any time by the Mortgagee because of the failure of the Mortgagor to perform, comply with and abide by all or any of the covenants, conditions and stipulations of the Note, or this Mortgage, in the foreclosure of this Mortgage and in collecting the amount secured hereby with or without legal proceedings, and to reimburse the Mortgagee for every payment made or incurred for any such purpose with interest from date of every such payment at the maximum rate permitted by law; such payments and obligations, with interest thereon as aforesaid, shall be secured by the lien hereof.
     8. To keep the improvements now or hereafter constructed on the Land insured against loss or damage by fire, extended coverage and other perils, and flood insurance if the Land is in a flood zone area, in a sum not less than their full insurable value, at the cost and expense of the Mortgagor, by a company or companies reasonably acceptable to the Mortgagee, and such policy or policies of insurance shall name Mortgagee as the mortgage holder. The term “full insurable value” means one hundred percent (100%) of the actual replacement cost of the Property (excluding foundation and excavation costs and costs of underground flues, pipes, drains and other uninsurable items).
     9. To permit, commit or suffer no waste and to maintain the improvements on the Land at all times in a state of good repair and condition; and to do or permit to be done to said premises nothing that will alter or change the use and character of the Mortgaged Property or in any way impair or weaken the security of this Mortgage.
     10. That no waiver of any covenant herein or in the obligation secured hereby shall at any time hereafter be held to be a waiver of any of the other terms hereof or of the note secured hereby and further no such waiver shall be deemed to be a continuing waiver.
     11. That if the Mortgagor shall fail, neglect or refuse fully and promptly to pay the amounts required to be paid by the Note hereby secured or the interest therein specified or any of the sums of money herein referred to or hereby secured, or otherwise duly, fully and promptly perform, execute, comply with and abide by each, every or any of the covenants, conditions or stipulations of this Mortgage or the Note hereby secured (each of the foregoing being referred to as an “event of default”), then Mortgagee may at any time thereafter provide Mortgagor with written notice of such default. If Mortgagor fails to cure such default within fifteen (15) days after Mortgagee delivers such notice, then the said aggregate sum mentioned in the Note, less previous payments, if any, and any and all sums mentioned herein or secured hereby shall become due and payable forthwith or thereafter at the continuing option of the Mortgagee as fully and completely as if said aggregate sums were originally stipulated to be paid at such time, anything in the Notes or herein to the contrary notwithstanding, and the Mortgagee shall be entitled thereupon or thereafter without notice or demand to institute suit at law or in equity to enforce the rights of the Mortgagee hereunder or under the Note.
     12. That in the event Mortgagor shall (a) consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of Mortgagor’s assets, or (b) be adjudicated a bankrupt or insolvent, or file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due, or (c) make a general assignment for the benefit of creditors, or (d) file a petition or answer seeking reorganization or arrangement with creditors, or to take advantage of any insolvency law, or (e) file an answer admitting the material allegations of a petition filed against the Mortgagor in any bankruptcy, reorganization or insolvency proceeding, or (f) take action to effect any of the foregoing, or (g) default under the terms and conditions of the First Mortgage or the promissory note(s) secured thereby, or (h) any order, judgment or decree shall be entered upon an application of a creditor of Mortgagor by a court of competent jurisdiction approving a petition seeking appointment of a receiver or trustee of all or a substantial part of the Mortgagor’s assets and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) consecutive days, the Mortgagee may declare the Note hereby secured forthwith due and payable, whereupon the principal of and the interest accrued on the Note and all other sums hereby secured shall become forthwith due and payable as if all of the said sums of money were originally stipulated to be paid on such day; and thereupon the Mortgagee without notice or demand may prosecute a suit at law and/or in equity as if all monies secured hereby had matured prior to its institution.
     13. That the Mortgagee or any person authorized by the Mortgagee shall have the right, upon at least one (1) business day’s notice to the Mortgagor, to enter upon and inspect the Mortgaged Property.
     14. That any sum or sums which may be loaned or advanced by the Mortgagee to the Mortgagor at any time within twenty (20) years from the date of this Mortgage, together with interest thereon at the rate agreed upon at the time of such loan or advance, shall be equally secured with and have the same priority as the original indebtedness and be subject to all the terms and provisions of this Mortgage; provided, that the aggregate amount of principal outstanding at any time shall not exceed an amount equal to two hundred percent (200%) of the principal amount originally secured hereby.
     15. That the Mortgagor will comply with all building, zoning, environmental, fire and health regulations now or hereafter imposed by governmental authority and will comply with all deed restrictions, declarations of restrictions and plat restrictions which may be applicable to the premises.
     16. That Mortgagor will not permit any other liens or encumbrances whatsoever, including but not limited to the lien of any mortgage (other than the lien of the First Mortgage), to be filed against the Mortgaged Property, and if any such liens are filed, whether paramount or subordinate to this Mortgage, Mortgagor will have or cause to be had said liens or encumbrances to be discharged immediately or else the entire principal sum secured hereby shall, at the sole option of the Mortgagee, become immediately due and payable.
     17. If intangible tax, documentary stamps or any other tax shall be levied or assessed upon this Mortgage and/or the Note secured hereby, the Mortgagor agrees to promptly pay upon demand all such tax or taxes.
     18. Upon any sale, transfer or conveyance of the Mortgaged Property herein described or any part thereof, or any interest therein, including any security interest in the Mortgaged Property, whether voluntarily or involuntarily and covered by this Mortgage, to any person, firm, or corporation, not previously approved in writing by the holder of this Mortgage, the Mortgagee or holder shall have the right to accelerate the maturity of this Mortgage as though it were due and payable on the day of such transfer and to demand payment in full of the said Mortgage amount or any unpaid balance thereof, and to exercise all the rights and remedies herein or by law reserved to said Mortgagee the same as in any event of default hereunder, anything in the Note or herein to the contrary notwithstanding. The granting of the loan evidenced by the Note hereinabove described and secured hereby is given by Mortgagee in reliance on the Mortgagor herein being and remaining fee simple title holder of the property encumbered hereby.
     19. That in the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property, all right, title and interest of the Mortgagor in and to any insurance policies then in force, including all premiums thereon paid in advance, and, together with all deposits and advance payments for utility service, in connection with the operation of the Mortgaged Property together with any and all other deposits given or fees paid by Mortgagor, shall pass to the purchaser or grantee.
     20. That Mortgagor hereby grants to Mortgagee, its successors and assigns, a security interest in all fixtures, goods and chattels now or hereafter owned by Mortgagor and now or hereafter located upon or used in connection with the construction or operation of the Mortgaged Property or any improvements thereon, including but not limited to all uninstalled materials, equipment or fixtures and all stoves, refrigerators, dishwashers, disposals, water heaters, heating and air conditioning units, incinerators, carpeting, drapes and all other goods and articles of personal property of any kind or description and all replacements thereof and additions thereto. This indenture constitutes a Security Agreement and Fixture Filing with respect to said fixtures, goods and chattels covered hereby, together with all proceeds thereof, in accordance with the Uniform Commercial Code. The Mortgagor’s address is 2677 Prosperity Avenue, Suite 300, Fairfax, Virginia 22031, and its corporate charter number is GO3833. The Mortgagee’s address is 1732 Brookside Lane, Vienna, VA 22182.
     21. That all notices, demands and requests required or permitted to be given hereunder or by law shall be deemed delivered when deposited in the United States mail, the full postage prepaid thereon, addressed to Mortgagor or Mortgagee at their respective addresses first shown above in this Mortgage. Any change in address of either Mortgagor or Mortgagee for the giving of notice hereunder shall not become effective against the other party until written advice of such change shall have been received by the other party.
     22. Whenever and wherever the context so requires or admits herein, the use of the singular shall also denote the plural, the use of the masculine shall also denote the feminine, and reference to natural persons shall also refer to artificial persons, and vice-versa.
     IN WITNESS WHEREOF, the Mortgagor has executed these presents under seal the day and year first above written.
     [Mortgagor’s signature appears on the following page.]

Signed, sealed and delivered
in the presence of:

/s/ Robert L. Suthard	Spectrum Sciences & Software, Inc.,

Name: Robert L. Suthard, Jr.	a Florida corporation

/s/ Marcella J. Connors	By:	/s/ John Krobath

Name: Marcella J. Connors		Name:	John Krobath
		Title:	CFO
[SEAL]

State of VIRGINIA	)
: ss.
County of FAIRFAX	)
     The foregoing instrument was acknowledged before me this 2nd DAY OF JULY, 2008, by JOHN KROBATH as CFO of Spectrum Sciences & Software, Inc., a Florida corporation, on behalf of the corporation. He/she is personally known to me or has produced VIRGINIA DRIVERS LICENSE as identification.
(NOTARY SEAL)

[SEAL]	/s/ Natalie A. Fehervari

Name: NATALIE A. FEHERVARI
Notary Public, State of Virginia
Commission No. 344126
My Commission expires: 3/31/2012

EXHIBIT A
The Land
VER-VAL PROPERTY:
COMMENCE AT 4X4” CONCRETE MONUMENT MARKER ON THE NORTHEAST CORNER SECTION 17 FOR THE POINT OF REFERENCE; THENCE PROCEED NORTH 87° 27’ 20” WEST ALONG THE NORTH LINE OF SAID SECTION A DISTANCE OF 425 FEET; THENCE SOUTH 2° 37’ 00” WEST A DISTANCE OF 399.46 FEET TO POB OF LAND TO BE DESCRIBED, THENCE CONTINUE SOUTH 2° 37’ 00” WEST A DISTANCE OF 250 FEET, THENCE NORTH 87° 23’ 00” WEST A DISTANCE OF 390.71 FEET TO A POINT ON EAST RIGHT OF WAY LINE OF HILL AVENUE (100’ R/W) SAID RIGHT OF WAY LINE BEING A CURVE OF RADIUS 4708.28 FEET CONCAVE TO WEST; THENCE PROCEED ALONG SAID CURVE A DISTANCE OF 41.72 FEET WITH A CHORD BEARING OF NORTH 1° 30’ 08” EAST AND CHORD DISTANCE OF 41.72 FEET TO POINT OF CURVATURE OF SAID CURVE; THENCE CONTINUE ALONG SAID RIGHT OF WAY LINE NORTH 1° 15’ 20” EAST A DISTANCE OF 208.35 FEET; THENCE SOUTH 87° 23’ 00” EAST A DISTANCE OF 396.47 FEET TO POB. BEARINGS AS SHOWN HAVE BEEN PROJECTED FROM A BEARING OF NORTH 87° 27’ 20” WEST AS ESTABLISHED ALONG NORTH LINE OF SECTION 17, NORTHEAST QUARTER OF SECTION 17, TOWNSHIP 2 SOUTH, RANGE 24 WEST, OKALOOSA COUNTY, FLORIDA.
PARCEL 1:
THAT PART OF THE NORTHEAST QUARTER OF SECTION 17, TOWNSHIP 2 SOUTH, RANGE 24 WEST IN THE CITY OF FORT WALTON BEACH INDUSTRIAL PARK, OKALOOSA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCE AT THE 4 INCH BY 4 INCH CONCRETE MONUMENT MARKING THE NORTHEAST CORNER OF SAID SECTION 17 FOR THE POINT OF REFERENCE; THENCE PROCEED NORTH 87° 27’ 20” WEST ALONG THE NORTH LINE OF SAID SECTION A DISTANCE OF 80.00 FEET TO A POINT ON THE WEST RIGHT OF WAY OF BLAKE AVENUE (80’ R/W); THENCE SOUTH 02° 37’ 00” WEST ALONG SAID WEST RIGHT OF WAY LINE A DISTANCE OF 399.90 FEET TO THE POINT OF BEGINNING OF THE LAND TO BE DESCRIBED; THENCE CONTINUE SOUTH 02° 37’ 00” WEST ALONG SAID WEST RIGHT OF WAY LINE A DISTANCE OF 250.00 FEET; THENCE NORTH 87° 23’ 00” WEST A DISTANCE OF 345.00 FEET; THENCE NORTH 02° 37’ 00” EAST A DISTANCE OF 250.00 FEET; THENCE SOUTH 87° 23’ 00” EAST A DISTANCE OF 345.00 FEET TO THE POINT OF BEGINNING.
PARCEL 2:
THAT PART OF THE NORTHEAST QUARTER OF SECTION 17, TOWNSHIP 2 SOUTH, RANGE 24 WEST IN THE CITY OF FORT WALTON BEACH INDUSTRIAL PARK, OKALOOSA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCE AT THE 4 INCH BY 4 INCH CONCRETE MONUMENT MARKING THE NORTHEAST CORNER OF SAID SECTION 17 FOR THE POINT OF REFERENCE; THENCE PROCEED NORTH 87° 27’ 20” WEST ALONG THE NORTH LINE OF SAID SECTION, A DISTANCE OF 80,00 FEET TO A POINT ON THE WEST RIGHT OF WAY OF BLAKE AVENUE (80’ R/W) AND TO THE POINT OF BEGINNING OF THE LAND TO BE DESCRIBED; THENCE CONTINUE NORTH 87° 27’ 20” WEST ALONG THE NORTH LINE OF SAID SECTION A DISTANCE OF 345.00 FEET; THENCE SOUTH 02° 37’ 00” WEST A DISTANCE OF 399.46 FEET; THENCE ‘ SOUTH 87° 23’ 00” EAST A DISTANCE OF 345.00 FEET TO A POINT ON THE WEST RIGHT OF WAY OF . BLAKE AVENUE; THENCE NORTH 02° 37’ 00” EAST ALONG SAID WEST RIGHT OF WAY A DISTANCE OF 399.90 FEET TO THE POINT OF BEGINNING. SURVEYOR’S NOTE: THE BEARINGS AS SHOWN HEREIN

EXHIBIT A
The Land
HAVE BEEN PROJECTED FROM A BEARING OF NORTH 87° 27’ 20” WEST AS ESTABLISHED ALONG THE NORTH LINE OF SECTION 17.